                      VANGUARD ASSET ALLOCATION FUND, INC.
                              Prospectus Supplement

                                  July 7, 1997

Vanguard Asset Allocation Fund (the "Fund") has entered into a revised investment advisory agreement with Mellon Capital Management Corporation ("Mellon Capital"), the Fund's investment adviser. The new agreement, which was effective July 1, 1997, changes the benchmark used to determine adjustments to the advisory fee paid to Mellon Capital.

         Previously, the fee's incentive increases or penalty decreases were based on the Fund's investment performance in relation to the Standard & Poor's 500 Composite Stock Price Index. In the future, adjustments to the advisory fee will be based on the Fund's performance in relation to a composite blend (the "Composite Index") consisting of 65% of the return on the S&P 500 Index and 35% of the return on the Lehman Brothers Long-Term U.S. Treasury Index.

         Vanguard proposed the change because the new benchmark provides a better representation of the Fund's historical asset allocation and of the risks that Fund shareholders are likely to encounter over time. The new benchmark will be phased in over a 36-month period that began on April 1, 1997.





                                                                            PS78